Exhibit 99.1

Iridium Communications Inc.

1,000,000 Shares of 7.00% Cumulative Perpetual Convertible Preferred Stock

PURCHASE AGREEMENT

September 28, 2012

Raymond James & Associates, Inc.

880 Carillon Parkway

St. Petersburg, FL 33716

Ladies and Gentlemen:

Iridium Communications, Inc., a Delaware corporation (the “Company”), hereby confirms its agreement with you (the “Initial Purchaser”), as set forth below.

1. The Transactions. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchaser 1,000,000 shares of its 7.00% Cumulative Perpetual Convertible Preferred Stock, Series A, $100 liquidation preference per share (the “Shares”). The Shares initially shall be convertible into 10.6022 shares of common stock, $0.001 par value, of the Company (the “Common Stock”), as described in the Offering Circular, defined below. The shares of Common Stock into which the Shares may be converted are referred to herein as the “Conversion Shares.” The Shares will be established by the filing with the Secretary of State of the State of Delaware of a statement of resolution of the Board of Directors of the Company establishing and designating the 7.00% Cumulative Perpetual Convertible Preferred Stock, Series A (the “Certificate of Designations”) The Shares and the Conversion Shares hereinafter are referred to collectively as the “Securities.”

The sale of the Shares to the Initial Purchaser (the “Offering”) will be made without registration of the Securities under the Securities Act of 1933, as amended (together with the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, the “Securities Act”), in reliance upon the exemption therefrom provided by Section 4(a)(2) of the Securities Act.

In connection with the sale of the Shares, the Company (i) has prepared a preliminary offering circular dated September 20, 2012 (the “Preliminary Offering Circular”) and will prepare promptly an offering circular dated the date hereof, in form and substance reasonably satisfactory to you (the “Offering Circular”), setting forth information regarding the Company, the Securities and the terms of the Offering and the transactions contemplated by the Offering Documents (as defined below); and (ii) will prepare the term sheet substantially in the form attached in Schedule I hereto (the “Final Term Sheet”) as approved by the Initial Purchaser, such Final Term Sheet, together with the Preliminary Offering Circular and any of the other documents used by the Company in connection with the offering of the Shares on or before 9:00 a.m. New York City time on the date of this Agreement (the “Applicable Time”) and identified on Schedule II hereto (the “Disclosure Package”). The Preliminary Offering Circular, the Disclosure Package and the Offering Circular will incorporate by reference the Company’s (i)

Annual Report on Form 10-K for the year ended December 31, 2011, (ii) definitive Proxy Statement on Schedule 14A filed with the SEC on April 10, 2012 (excluding those portions that are not incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2011), (iii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012, (iv) Current Reports on Form 8-K filed with the Commission on February 24, 2012, March 13, 2012, May 23, 2012, June 25, 2012 and August 1, 2012 and (v) the description of Common Stock contained in the Company’s Registration Statement on Form 8-A/A filed with the Commission on October 15, 2009 (other than information in the documents that is deemed not to be filed with the Commission) (all such documents listed in clauses (i) through (v) referred to herein as the “Incorporated Documents”). Any references herein to the Preliminary Offering Circular, the Disclosure Package or the Offering Circular shall be deemed to include, in each case, all amendments and supplements thereto and the Incorporated Documents and any amendments thereto made prior to the completion of the Offering. The Company hereby confirms that it has authorized the use of the Preliminary Offering Circular, the Disclosure Package and the Offering Circular in connection with the offering and resale of the Shares by the Initial Purchaser.

The Company understands that the Initial Purchaser proposes to make an offering of the Shares only on the terms and in the manner set forth in the Offering Circular and Sections 3, 4 and 11 hereof as soon as the Initial Purchaser deems advisable after this Agreement has been executed and delivered, solely (i) to persons whom the Initial Purchaser reasonably believes to be qualified institutional buyers (“QIBs”) as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time (“Rule 144A”), in transactions under Rule 144A, and (ii) to other qualified investors in reliance on Regulation S under the Securities Act.

This Agreement and the Certificate of Designations are herein referred to as the “Offering Documents.”

2. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Initial Purchaser that:

(a) The Disclosure Package did not, as of the Applicable Time, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided however, that the Company makes no representation or warranty as to the information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in the Disclosure Package or any amendment or supplement thereto, it being understood and agreed that the only such information furnished by or on behalf of the Initial Purchaser consists of the information described as such in Section 17 of this Agreement.

(b) The Offering Circular, as of the date set forth on the front cover thereof, and as of the Closing Date (as defined in Section 3 hereof), does not and will not, and any supplement or amendment thereto will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided however, that the Company makes no representation or warranty as to the information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in, and actually used in, the Offering Circular or any amendment or supplement thereto.

(c) Each Incorporated Document complied, as of its date, in all material respects with the requirements of the Exchange Act. Each such Incorporated Document, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) The Company has not made any written communication that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company, an “Issuer Written Communication”) without the prior consent of the Initial Purchaser; and any such Issuer Written Communication the use of which has been previously consented to by the Initial Purchaser is set forth substantially in the form and substance as attached hereto on Schedule II.

(e) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law), (iii) an implied covenant of good faith and fair dealing, (iv) the effects of the possible judicial application of foreign laws or foreign governmental or judicial action affecting creditors’ rights, (v) considerations of public policy and (vi) by federal or state securities laws with respect to the provisions regarding indemnity and contribution hereunder.

(f) Each of the Company and its subsidiaries is a corporation or limited liability company duly organized and validly existing as a corporation or a limited liability company, as applicable, in good standing (to the extent such concept exists in the jurisdiction in question) under the laws of the state of its organization with full power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Disclosure Package and the Offering Circular (and any amendment or supplement thereto) and is duly registered and qualified to conduct its business and is in good standing (to the extent such concept exists in the jurisdiction in question) in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify has not had or will not have a material adverse effect on the financial condition, business, properties, prospects or results of operations of the Company (a “Material Adverse Effect”).

(g) The issued interests of each of the Company’s subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned directly or indirectly by the Company free and clear of any security interests, liens, encumbrances or claims, except for such interests, liens, encumbrances or claims that have been disclosed in the Disclosure Package and the Offering Circular or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Other than those listed on Exhibit A to this Agreement, the Company has no “significant subsidiaries” within the meaning of Rule 1-02(w) of Regulation S-X under the Exchange Act, and any subsidiaries of the Company not listed on Exhibit A, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

(h) The issuance of the Shares has been duly and validly authorized by the Company and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been duly and validly issued and will be fully paid and nonassessable, and will conform in all material respects to the description thereof contained in the Disclosure Package and the Offering Circular and such description conforms in all material respects to the rights set forth in the instruments defining the same.

(i) The Company has reserved, free of preemptive rights, sufficient shares of Common Stock for the purpose of enabling the Company to satisfy its obligations to issue the Conversion Shares upon conversion of the Shares. The Conversion Shares, when issued and delivered in accordance with the terms of the Certificate of Designations, will have been duly and validly issued and will be fully paid and nonassessable, will not be subject to any statutory or contractual preemptive rights or other rights to subscribe for or purchase or acquire any shares of Common Stock of the Company which have not been waived or complied with, and will conform in all material respects to the description thereof contained in the Disclosure Package and the Offering Circular and such description conforms in all material respects to the rights set forth in the instruments defining the same.

(j) The information set forth under the caption “Capitalization” in the Offering Circular and the Disclosure Package is fairly presented as of its date on a basis consistent with the Company’s financial statements. The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Offering Circular and the Disclosure Package under the caption “Description of Capital Stock and Certain Provisions in Our Charter and Bylaws.” The issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and have been issued in compliance with all federal and state securities laws. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase or acquire any securities of the Company or any of its subsidiaries, except any such rights as have been waived in writing. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable for, any capital stock of the Company or any of its subsidiaries other than those described in the Offering Circular and the Disclosure Package.

(k) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened against the Company that are required to be described in the Disclosure Package and the Offering Circular (or any amendment or supplement thereto) but are not described as required. Except as described in the Disclosure Package and the Offering Circular, there is no action, suit, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the Company’s knowledge, threatened, against the Company, which might individually or in the aggregate prevent or materially adversely affect the transactions contemplated by this Agreement or would, individually or in the aggregate, result in a Material Adverse Effect.

(l) There are no material agreements, contracts, indentures, leases or other instruments to which the Company or any of its subsidiaries are a party that are required to be described in the Disclosure Package and the Offering Circular (or any amendment or supplement thereto) that are not described in the Disclosure Package and the Offering Circular as required by the Securities Act. All material contracts of the Company or any subsidiary required to be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 have been duly authorized, executed and delivered by the Company or the applicable subsidiary, constitute valid and binding agreements of the Company or the applicable subsidiary and are enforceable against the Company or the applicable subsidiary in accordance with the terms thereof, except to the extent enforceability may be limited by (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law), (iii) an implied covenant of good faith and fair dealing, (iv) the effects of the possible judicial application of foreign laws or foreign governmental or judicial action affecting creditors’ rights, (v) considerations of public policy and (vi) by federal or state securities laws with respect to the provisions regarding indemnity and contribution hereunder.

(m) Neither the Company nor any of its subsidiaries is (i) in violation of (A) its certificate or articles of incorporation or formation, bylaws or other organizational documents, (B) any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries, the violation of which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (C) any decree of any court or governmental agency or body having jurisdiction over the Company or its subsidiaries, as applicable, the violation of which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or (ii) in default in any respect in the performance of any obligation, agreement or condition contained in (A) any bond, debenture, note or any other evidence of indebtedness or (B) any agreement, indenture, lease or other instrument (each of

(A) and (B), an “the Company Existing Instrument”) to which the Company or any of its subsidiaries is a party or by which any of their properties may be bound, which default, in each of clauses (A) and (B), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and there does not exist any state of facts known to the Company that constitutes an event of default on the part of the Company or any of its subsidiaries as defined in such the Company Existing Instruments or that, with notice or lapse of time or both, would constitute such an event of default, except for any such event of default that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(n) Except as described in the Disclosure Package and the Offering Circular, neither the Company nor any of its subsidiaries has outstanding, and at the Closing Date, will not have outstanding, any options to purchase, or any warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any capital stock or any warrants or convertible securities or obligations. No holder of securities of the Company has rights to the registration of any securities of the Company as a result of or in connection with the consummation of the transactions contemplated hereby.

(o) The financial statements of the Company, together with related schedules and notes, included in the Disclosure Package and the Offering Circular (and any amendment or supplement thereto), present fairly in all material respects the financial condition, results of operations, cash flows and changes in financial position of the Company on the basis stated in the Disclosure Package and the Offering Circular at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Disclosure Package and the Offering Circular (and any amendment or supplement thereto) and derived or derivable from the Company’s financial statements included therein is accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

(p) Except as disclosed in Disclosure Package and the Offering Circular (or any amendment or supplement thereto), (i) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, (ii) neither the Company nor any of its subsidiaries has paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default under the terms of any class of capital stock of the Company or any outstanding debt obligations, and (iii) there has not been any material adverse change, or any development involving or that may reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(q) Ernst & Young LLP, the certified public accountant who has certified the Company’s financial statements (including the related notes thereto and supporting schedules) filed as part of the Disclosure Package and the Offering Circular (or any amendment or supplement thereto), is an independent public accountant as required by the Securities Act and the Exchange Act.

(r) Other than excepted activity under the Exchange Act, the Company has not taken and will not take, nor, to the Company’s knowledge, has any director, officer, agent, employee or affiliate of the Company or any subsidiary taken, directly or indirectly, any action that constituted, or any action designed to, or that might reasonably be expected to cause or result in or constitute, under the Securities Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or for any other purpose.

(s) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all tax returns required to be filed by the Company (or has requested extensions thereof) and each of its subsidiaries have been timely filed and neither the Company nor any subsidiary is in default in the payment of any taxes that were payable pursuant to said returns or any assessments with respect thereto (to the extent that any of the foregoing is due and payable), except for any such assessment that is currently being contested in good faith or where such non-payment would not reasonably be expected to have a Material Adverse Effect.

(t) There are no transactions between the Company and its “affiliates” (as defined in Rule 405 promulgated under the Securities Act) or between the Company and any officer, director or security holder of the Company (whether or not an affiliate) that were required to be disclosed in the Disclosure Package and the Offering Circular and were not disclosed.

(u) Each of the Company and its subsidiaries has good and valid title to all material property (real and personal) described in the Disclosure Package and the Offering Circular as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except (i) such as are described in the Disclosure Package and the Offering Circular or (ii) such as are not materially burdensome and do not have or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All property (real and personal) held under lease by the Company and its subsidiaries is held by it under valid, subsisting and enforceable leases with only such exceptions as in the aggregate are not materially burdensome and do not have or would not reasonably be expected to result in a Material Adverse Effect.

(v) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and except as described in the Disclosure Package and the Offering Circular: (i) each of the Company and its subsidiaries has all permits, licenses, franchises, approvals, consents and authorizations of governmental or regulatory authorities (hereinafter “permit” or “permits”) as are necessary to own its properties and to conduct its business in the manner described in the Disclosure Package and the Offering Circular, subject to such qualifications as may be set forth in the Disclosure Package and the Offering Circular; and (ii) each of the Company and its subsidiaries has operated and is operating its business in compliance with and not in violation of all of its obligations with respect to each such permit and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of any such permit or result in any other material impairment of the rights of any such permit, subject in each case to such qualification as may be set forth in the Disclosure Package and the Offering Circular.

(w) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorizations and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(x) The Company and its subsidiaries are (i) in compliance with any and all federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or other approvals would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its subsidiaries owns, leases or occupies any property that appears on any list of hazardous sites compiled by any state or local governmental agency.

(y) Each of the Company and its subsidiaries owns and has full right, title and interest in and to, or has valid licenses to use, each material trade name, trademark, service mark, patent, copyright, trade secret and other similar rights (collectively “the Company Intellectual Property”) necessary to the Company’s and its subsidiaries’ conduct of all or any material part of their businesses, and neither the Company nor any of its subsidiaries has created any lien or encumbrance on, or granted any right or license with respect to, any such the Company Intellectual Property except, in each case, as has been disclosed in the Disclosure Package and the Offering Circular or as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. There is no claim pending against the Company or its subsidiaries based upon any the Company Intellectual Property and to its knowledge, neither the Company nor any of its subsidiaries have received written notice or otherwise become aware that any the Company Intellectual Property that they use or have used in the conduct of their businesses infringes upon or conflicts with the rights of any third party, except for any claim, infringement or conflict that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(z) Except as has been disclosed in the Disclosure Package and the Offering Circular or otherwise would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged.

(aa) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its subsidiaries and any “employee benefit plan” (as defined in ERISA) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA and all other applicable state and federal laws. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group or organization described in Sections 414(b), (c), (m) or (o) of the Code of which the Company or such subsidiary is a member. No “reportable event” (as defined in ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined in ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that the “employee benefit plan” satisfies the requirements of Section 401(a) of the Code and that its related trust is exempt from taxation under Section 501(a) of the Code and, to the knowledge of the Company, there are no facts or circumstances that could reasonably be expected to result in the revocation of such letter or the imposition of any material liability, penalty or tax under ERISA, the Code or any other applicable laws.

(bb) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or described in the Disclosure Package and the Offering Circular, (i) the authorizations, licenses and permits issued by the U.S. Federal Communications Commission (the “FCC”) and the International Telecommunication Union (“ITU”), and any equivalent authority in each other jurisdiction in which the Company operates, issued to the Company and its subsidiaries or, in some non-U.S. jurisdictions, held by a reseller of the Company’s services (collectively, the “Communications Licenses”) are in full force and effect and constitute the only material authorizations, licenses and permits required or necessary for the Company and its subsidiaries to operate a mobile satellite service, (ii) to the Company’s knowledge, (a) no adverse judgment, decree, or order of the FCC or any equivalent authority in each jurisdiction in which the Company operates has been issued against the Company or its subsidiaries, or its resellers, as the case may be, and (b) no litigation, proceeding, inquiry or investigation, except for proceedings of general applicability to the industry, has been commenced or threatened against the Company or its subsidiaries, or its resellers, as the case may be, before or by the FCC or any equivalent authority in each other jurisdiction in which the Company operates, which would cause the termination, suspension, cancellation or non-renewal of any of the Communications Licenses, or the imposition of a material penalty or fine by any domestic or foreign regulatory authority.

(cc) The execution, delivery and performance by the Company of this Agreement does not and will not violate the Communications Act of 1934, as amended, or the rules, regulations written policies and orders promulgated thereunder by the FCC.

(dd) Neither the Company or any subsidiary nor, to the Company’s knowledge, any director, officer, agent or employee of the Company or any subsidiary is currently listed on the Specially Designated Nationals and Blocked Persons list maintained by OFAC.

(ee) Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has: (i) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or (ii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, except, in each of clauses (i) and (ii), as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(ff) The operations of the Company and its subsidiaries are and have been conducted at all times in all material respects in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering

Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any subsidiary with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(gg) Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has violated the Arms Export Control Act, the International Traffic in Arms Regulations and the Export Administration Regulations and each of the Company and its subsidiaries have obtained all of the specific authorizations required under the U.S. Department of State’s Directorate of Defense Trade Controls in order to fulfill their respective obligations with non-U.S. entities, except for violations or failures to have obtained authorizations as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(hh) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Disclosure Package and the Offering Circular, will not be (i) required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act” ), and the rules and regulations of the Commission thereunder or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

(ii) The Company has established, maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Offering Circular; and (iii) such disclosure controls and procedures are effective to perform the functions for which they were established. There are no significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, or report financial data to management and the Board of Directors of the Company. The Company is not aware of any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(jj) Neither the Company or any subsidiary or any of their respective affiliates (as defined in Rule 501(b) of Regulation D under the

Securities Act) directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any “security” (as defined in the Securities Act) which is or could be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (x) none of the Company, its affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (y) each of the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S. Assuming the accuracy of the Initial Purchaser’s representations and warranties set forth in Sections 4 and 11 hereof, the offer and sale of the Shares to the Initial Purchaser and the Initial Purchaser’s resale of the Shares in the manner contemplated by this Agreement, the Disclosure Package and the Offering Circular does not require registration under the Securities Act.

(kk) There is no document, contract, permit or instrument, or off-balance sheet transaction (including without limitation, any “variable interests” in “variable interest entities,” as such terms are defined in Financial Accounting Standards Board Interpretation No. 46) of a character required by the Securities Act or the Rules and Regulations to be described in the Offering Circular or the Disclosure Package or to be filed as an exhibit to any document incorporated by reference therein, which is not described or filed as required. Each description of a document, contract, permit or instrument in the Offering Circular or the Disclosure Package accurately reflects in all material respects the terms of the underlying document, contract, permit or instrument. The documents, contracts, permits and instruments described in the immediately preceding sentence to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company, are enforceable against and by the Company in accordance with the terms thereof and are in full force and effect on the date hereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. Neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the

Company or a subsidiary, if a subsidiary is a party thereto, of any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or its properties or business or a subsidiary or the subsidiary’s properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

(ll) No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company or any of their affiliates on the other hand, which is required by the rules and regulations under the Securities Act or the Exchange Act to be described in the Disclosure Package or the Offering Circular or a document incorporated by reference therein and which has not been so described.

(mm) Except as disclosed in the Offering Circular and Disclosure Package, there are no contracts, agreements or understandings between the Company and any person (other than this Agreement) that would give rise to a claim against the Company or any Initial Purchaser for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Shares.

(nn) No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the Disclosure Package or the Offering Circular have been made or reaffirmed without a reasonable basis therefor or have been disclosed other than in good faith.

(oo) The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and is listed on the NASDAQ Global Select Market (the “NASDAQ”), and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NASDAQ, nor has the Company received any notification that the Commission or the NASDAQ is contemplating terminating such registration or listing. The Company has complied in all material respects with the applicable requirements of the NASDAQ for maintenance of inclusion of the Common Stock thereon.

(pp) The Company, and to its knowledge, each of the Company’s directors or officers, in their capacities as such, is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the Commission. Each of the principal executive officer and the principal financial officer of the Company (and each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by him or her with the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(qq) No securities of the Company or any subsidiary are (i) of the same class (within the meaning of Rule 144A under the Securities Act) as the Shares and (ii) listed on a national securities exchange registered under Section 6 of the Exchange Act.

(rr) The Company and its affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Circular will contain the disclosure required by Rule 902. The Company is a “reporting issuer”, as defined in Rule 902 under the Securities Act.

(ss) Any statistical, industry-related or market-related data included or incorporated by reference in the Offering Circular or the Disclosure Package, are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(tt) The Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(a), 13(e), 14 and 15(d) of the Exchange Act during the preceding 12 months (except to the extent that Section 15(d) requires reports to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act, which shall be governed by the next clause of this sentence); and the Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act since January 1, 2004, except where the failure to timely file could not reasonably be expected individually or in the aggregate to have a Material Adverse Effect.

Any certificate signed by any officer of the Company and delivered to any Initial Purchaser or to counsel for the Initial Purchaser in connection with the offering of the Shares shall be deemed a representation and warranty by the Company to each Initial Purchasers as to the matters covered thereby.

3. Purchase, Sale and Delivery of the Shares.

(a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, at a purchase price of $96.85 per Share, the number of Shares set forth on Schedule III hereto.

(b) Delivery of and payment for the Shares shall be made at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104-0050, at 9:00 a.m., New York time, on October 3, 2012, or at such other date as the Initial Purchaser and the Company may agree upon, such time and date being herein referred to as the “Closing Date.” The Shares shall be delivered on the Closing Date to the Initial Purchaser against payment of the purchase price therefore by wire transfer of Federal (same-day) funds to the account specified by the Company to the Initial Purchaser at least twenty-four hours in advance, by causing American Stock Transfer & Trust Company, LLC, as registrar, to register the Shares in the name of Cede & Co., or such other nominee as the Depository Trust Company (“DTC”) may designate, and shall cause DTC to credit the Shares to the account of the Initial Purchaser at DTC.

4. Certain Agreements of the Initial Purchaser. The Initial Purchaser hereby represents and agrees that it has not and will not use or authorize use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Shares other than (i) the Disclosure Package and the Offering Circular; (ii) any Issuer Written Communication; (iii) any written communication prepared by the Initial Purchaser and approved by the Company in advance in writing; (iv) any Bloomberg or other electronic communications providing certain ratings or proposed terms of the Shares or relating to marketing, administrative or procedural matters in connection with the offering of the Shares; or (v) any written communication relating to or that contains the terms of the Shares and/or other information that was included in the Disclosure Package or the Offering Circular.

5. Offering by the Initial Purchaser. The Initial Purchaser proposes to make an offering of the Shares at the price and upon the terms set forth in the Offering Circular as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchaser is advisable. The Initial Purchaser may from time to time thereafter change the price and other selling terms.

6. Certain Covenants. The Company covenants and agrees with the Initial Purchaser that:

(a) The Company will not amend or supplement the Disclosure Package or the Offering Circular or any amendment or supplement thereto of which the Initial Purchaser shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchaser shall not have given its consent, other than by filing documents under the Exchange Act that are incorporated by reference therein, without the consent of the Initial Purchaser (which consent shall not be unreasonably withheld). The Company will promptly, upon the reasonable request of the Initial Purchaser or counsel to the Initial Purchaser, make any amendments or supplements to the Disclosure Package or the Offering Circular that may be reasonably necessary or advisable in connection with the resale of the Shares by the Initial Purchaser.

(b) The Company will cooperate with the Initial Purchaser in arranging for the qualification or exemption of the Shares for offer and sale under the securities or “Blue Sky” laws of such jurisdictions as the Initial Purchaser may designate and will continue any such qualifications or exemptions in effect for as long as may be necessary to complete the distribution of the Shares by the Initial Purchaser; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to take any other action that would subject it to general service of process or to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

(c) If, at any time prior to the completion of the resale by the Initial Purchaser of the Shares, any event shall occur as a result of which it is necessary, in the opinion of counsel for the Initial Purchaser, to amend or supplement the Disclosure Package or the Offering Circular in order to make the Disclosure Package or Offering Circular not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if for any other reason it shall be necessary to amend or supplement the Disclosure Package or the Offering Circular in order to comply with applicable laws, rules or regulations, the Company shall notify the Initial Purchaser of any such event and (subject to Section 6(a)) forthwith amend or supplement such Disclosure Package or Offering Circular at its own expense so that, as so amended or supplemented, such Disclosure Package or Offering Circular will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading and will comply with all applicable laws, rules or regulations.

(d) The Company will, without charge, provide to the Initial Purchaser and to counsel to the Initial Purchaser as many copies of each of the Disclosure Package, the Offering Circular or any amendment or supplement thereto as the Initial Purchaser or its counsel may reasonably request.

(e) During the period of three years from the Closing Date, the Company will furnish to the Initial Purchaser as soon as practicable after mailing, a copy of each report and other communication (financial or otherwise) of the Company mailed to the holders of the Shares or to other stockholders, other than materials filed with the Commission via EDGAR.

(f) The Company will apply the net proceeds from the sale of the Shares as set forth under “Use of Proceeds” in the Disclosure Package and the Offering Circular.

(g) None of the Company or any of its affiliates (as defined in Rule 144(a) under the Securities Act) will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) which could be integrated with the sale of the Shares in a manner which would require the registration of such Shares under the Securities Act.

(h) For so long as the Shares constitute “restricted” securities within the meaning of Rule 144(a)(3) under the Securities Act, the Company will not, and will not permit any subsidiary to, solicit any offer to buy or offer to sell the Shares by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(i) For so long as any of the Shares remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and not able to be sold in their entirety by a seller under Rule 144 under the Securities Act (or any successor provision), the Company will make available, upon request, to any such seller of such Shares the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

(j) During the period from the Closing Date until one year after the Closing Date, without the prior written consent of the Initial Purchaser, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144(a) under the Securities Act) to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been acquired by any of them.

(k) The Company will not take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Securities contemplated hereby.

(l) The Company will permit the Shares to be eligible for clearance and settlement through The Depository Trust Company.

(m) The Company will, at all times, reserve and keep available, free of preemptive rights, enough shares of Common Stock for the purpose of enabling the Company to satisfy its obligations to issue the Conversion Shares upon conversion of the Shares.

(n) During the period of 90 days from the date of the Offering Circular, without the prior written consent of the Initial Purchaser (which consent shall not be unreasonably withheld) the Company (i) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security or make any announcement of any of the foregoing, (ii) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Relevant Security, and (iii) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration, other than the sale of Shares as contemplated by this Agreement, the issuance of the Conversion Shares, and the Company’s issuance of Common Stock upon (i) the conversion or exchange of convertible or exchangeable securities outstanding on the date hereof; (ii) the exercise of currently outstanding options; (iii) the exercise of currently outstanding warrants or the exchange of shares of Common Stock therefor, including the T2 warrant exchange and the planned public warrant exchange offer described in the Preliminary Offering Circular; and (iv) the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee and director stock option plans in effect on the date hereof, each as described in the Disclosure Package and the Offering Circular. The Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statements on Form S-8 relating to employee benefit plans.

(o) The Company agrees to use commercially reasonable efforts to cause the Shares to be listed on the NASDAQ Global Select Market promptly following the date that is six months after the Closing Date (although there can be no assurance that the NASDAQ Global Select Market will permit the Shares to be so listed).

(p) The Company will do and perform all things required to be done and performed by it under this Agreement and the other Offering Documents prior to or after the Closing Date and will use its reasonable best efforts to satisfy all conditions on its part to the obligations of the Initial Purchaser to purchase and accept delivery of the Shares.

7. Expenses. Whether or not the Offering is consummated or this Agreement is terminated pursuant to Section 13, the Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Company of its obligations hereunder: (i) the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Agreement and of the other Offering Documents, any amendment or supplement to or modification of any of the foregoing and any and all other documents furnished pursuant hereto or thereto or in connection herewith or therewith; (ii) the preparation, printing or reproduction of the Disclosure Package, the Offering Circular and each amendment or supplement to any of them; (iii) the delivery (including postage, air freight charges and charges for counting and packaging) of such copies of each Disclosure Package, the Offering Circular and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offer and sale of the Shares; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Shares and the Conversion Shares, including any stamp taxes in connection with the original issuance and sale of the Securities; (v) the reproduction and delivery of this Agreement and the other Offering Documents, the preliminary and supplemental “Blue Sky” memoranda and all other agreements or documents reproduced and delivered in connection with the offering of the Securities; (vi) the exemption from, or registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including filing fees and the reasonable fees, expenses and disbursements of counsel to the Initial Purchaser relating to such registration and qualification); (vii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to and related communications with prospective purchasers of the Shares; and (viii) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel, if any) for the Company. It shall be understood that the Initial Purchaser shall agree to pay its legal counsel’s fees and expenses incurred in connection with the Offering.

8. Conditions of the Initial Purchaser’s Obligations. The obligations of the Initial Purchaser to purchase and pay for the Shares are subject to the absence from any certificates, opinions, written statements or letters furnished to the Initial Purchaser pursuant to this Section 8 of any misstatement or omission and to the following additional conditions unless waived in writing by the Initial Purchaser:

(i) The Initial Purchaser shall have received an opinion and a negative assurance letter in form and substance reasonably satisfactory to the Initial Purchaser from Cooley LLP, counsel to the Company.

(ii) The Initial Purchaser shall have received an opinion and a negative assurance letter of Morrison & Foerster LLP, counsel to the Initial Purchaser, dated the Closing Date, with respect to the sufficiency of certain legal matters relating to this Agreement and such other related matters as the Initial Purchaser may require.

(iii) The Initial Purchaser shall have received from Ernst &Young LLP, independent registered public accounting firm for the Company, on each of the date hereof and the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser and counsel to the Initial Purchaser, letters dated the date hereof and the Closing Date confirming that is an independent public accountant within the meaning of the Exchange Act and the applicable published rules and regulations thereunder and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial and statistical information contained or incorporated by reference in the Disclosure Package and the Offering Circular.

(iv) The Initial Purchaser shall have received from each of the officers and directors listed on Schedule IV hereto an executed Lock-Up Agreement in substantially the form of Exhibit B hereto.

(v) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date; the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

(vi) None of the issuance and sale of the Shares pursuant to this Agreement or any of the transactions contemplated by any of the other Offering Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued; and there shall not have been any legal action, statute, order, decree or other administrative proceeding enacted, instituted or overtly threatened against the Company or against the Initial Purchaser relating to the issuance of the Securities or the Initial Purchaser’s activities in connection therewith or any other transactions contemplated by the Offering Documents.

(vii) Subsequent to the date of this Agreement and since the date of the most recent financial statements in the Disclosure Package and the Offering Circular (exclusive of any amendment or supplement thereto after the date hereof), there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the business, condition (financial or other), properties or results of operations of the Company or any subsidiary, not disclosed in the Disclosure Package and the Offering Circular that is, in the judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the offering of the Securities on the terms and in the manner contemplated by the Disclosure Package and the Offering Circular, or (ii) any event or development relating to or involving the Company or any subsidiary, or any of their respective officers or directors that makes any material statement made in the Offering Circular untrue or that, in the opinion of the Company and its counsel or the Initial Purchaser and its counsel, requires the making of any addition to or change in the Disclosure Package and the Offering Circular in order to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, unless such addition or change has been made by the Company in an amendment or supplement to the Disclosure Package and the Offering Circular.

(viii) The Initial Purchaser shall have received certificates, dated the Closing Date and signed by the president and chief executive officer and the chief financial officer of the Company (in their capacities as such), to the effect that:

a. All of the representations and warranties of the Company set forth in this Agreement are true and correct in all material respects as if made on and as of the Closing Date and, as of the Closing Date all agreements, conditions and obligations of the Company to be performed, satisfied or complied with hereunder on or prior the Closing Date have been duly performed, satisfied or complied with in all material respects.

b. The issuance and sale of the Shares pursuant to this Agreement, the Disclosure Package and the Offering Circular and the consummation of the transactions contemplated by the Offering Documents have not been enjoined (temporarily or permanently) and no restraining order or other injunctive order has been issued and there has not been any legal action, order, decree or other administrative proceeding instituted or, to such officers’ knowledge, threatened against the Company relating to the issuance of the Shares or the Initial Purchaser’ activities in connection therewith or in connection with any other transactions contemplated by the Offering Documents.

c. Subsequent to the date of this Agreement and since the date of the most recent financial statements in the Disclosure Package and the Offering Circular (exclusive of any amendment or supplement thereto after the date hereof), there has not occurred (i) any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, financial condition , properties, prospects or results of operations of the Company or any subsidiary, not contemplated by the Disclosure Package and the Offering Circular, or (ii) any event or development relating to or involving the Company or any subsidiary, or any of their respective officers or directors that makes any material statement made in the Disclosure Package and the Offering Circular untrue or that requires the making of any addition to or change in the Disclosure Package or the Offering Circular in order to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading.

d. At the Closing Date and after giving effect to the consummation of the transactions contemplated by this Agreement, there exists no Default or Event of Default (as defined in the Certificate of Designations).

(ix) Each of the Offering Documents and each other agreement or instrument executed in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Initial Purchaser and shall have been executed and delivered by all the respective parties thereto (other than the Initial Purchaser) and shall be in full force and effect, and there shall have been no material amendments, alterations, modifications or waivers of any provision thereof since the date of this Agreement.

(x) All proceedings taken in connection with the issuance of the Shares and the transactions contemplated by this Agreement and all documents and papers relating thereto shall be reasonably satisfactory to the Initial Purchaser and counsel to the Initial Purchaser.

(xi) The Company shall have furnished or caused to be furnished to the Initial Purchaser such further certificates and documents as the Initial Purchaser shall have reasonably requested.

All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchaser and counsel to the Initial Purchaser. The Company shall furnish to the Initial Purchaser such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Initial Purchaser shall reasonably request.

9. Indemnification.

(a) The Company shall indemnify and hold harmless (i) the Initial Purchaser, (ii) each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchaser or any controlling person, from and against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Disclosure Package, any Issuer Written Communication or the Offering Circular, or (B) any materials or information provided to investors by the Company, or with the written approval of the Company, in connection with the marketing of the Securities, including any road show or investor presentations made to investors by the Company (whether in person or electronically) (“Marketing Materials”), or (ii) the omission or alleged omission to state in the Disclosure Package, any Issuer Written Communication or the Offering Circular, or in any Marketing Materials, a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchaser expressly for use therein. The parties acknowledge and agree that such information provided by or on behalf of the Initial Purchaser consists solely of the material identified in Section 17 hereof. This indemnity agreement will be in addition to any liability that the Company may otherwise have, including under this Agreement.

(b) The Initial Purchaser shall indemnify and hold harmless (i) the Company, (ii) each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (iii) the officers, directors, partners, employees, representatives and agents of the Company, from and against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Package, any Issuer Written Communication or the Offering Circular, or arise out of or are based upon the omission or alleged omission to state in the Disclosure Package, any Issuer Written Communication or the Offering Circular a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Initial Purchaser expressly for use therein; provided, however, that in no case shall the Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by such Initial Purchaser. The parties acknowledge and agree that such information provided by or on behalf of the Initial Purchaser consists solely of the material identified in Section 17 hereof. This indemnity will be in addition to any liability that the Initial Purchaser may otherwise have, including under this Agreement.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action or notice of any potential action, such indemnified party shall, if a claim in respect thereof is to be made or if a claim in respect thereof may be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent (but only to the extent) that such action is not otherwise made known to the indemnifying party and such indemnifying party is not aware of such action and it has been materially prejudiced (including the forfeiture of important rights and defenses)). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one such counsel and any local counsel shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 9 or Section 10 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

10. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 9 is for any reason held to be unavailable from an indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, on the one hand, and the Initial Purchaser, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, liabilities, claims, damages and expenses suffered by the Company, any contribution received by the Company from persons, other than the Initial Purchaser, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to which the Company and the Initial Purchaser may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchaser, on the other hand, from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 9, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of the Shares (net of discounts but before deducting expenses) received by the Company bear to (ii) the discounts and commissions received by the Initial Purchaser, respectively. The relative fault of the Company, on the one hand, and of the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Initial Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 10, (i) in no case shall the Initial Purchaser be required to contribute any amount in excess of the amount by which the total price at which the Shares resold by such Initial Purchaser in the initial placement of such Shares were offered to investors exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, (A) each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchaser or any controlling person shall have the same rights to contribution as such Initial Purchaser, and (1) each person, if any, who controls any Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (2) the officers, directors, employees, representatives and agents of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 10. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 10, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 10 or otherwise except to the extent (but only to the extent) that such action is not otherwise made known to the indemnifying party and such indemnifying party is not aware of such action and it has been materially prejudiced (including the forfeiture of important rights and defenses). No party shall be liable for contribution with respect to any action or claim settled without its prior written consent, provided that such written consent shall not be unreasonably withheld or delayed.

11. Offering of Securities; Restrictions on Transfer. The Initial Purchaser represents and warrants that it is a QIB. The Initial Purchaser acknowledges and agrees with the Company as to itself only that (i) the Shares and the Conversion Shares have not been and will not be registered under the Securities Act in connection with the initial offering of the Shares; (ii) it is purchasing the Shares pursuant to a private sale exemption from registration under such Act and it is not acquiring the Shares with the intention of offering or selling the Shares in a transaction that would violate the Securities Act or the securities laws of any state in the United States or any other applicable jurisdiction in which it offers or sells Shares or distributes the Disclosure Package or the Offering Circular; (iii) it has not and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and (iv) it has

and will solicit offers for the Securities only from, and will offer the Securities only to, (x) persons whom such Initial Purchaser reasonably believes to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and, in each case, in transactions under Rule 144A, or (y) non-U.S. persons outside the United States to whom the Initial Purchaser reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S.

12. Survival Clause. The respective representations, warranties, agreements, covenants, and indemnities of the Company, and the Initial Purchaser set forth in this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Initial Purchaser or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Shares, and shall, subject to Section 15 hereof, be binding upon and shall, subject to Section 15 hereof, inure to the benefit of, any successors, permitted assigns, heirs, legal representatives of the Company, the Initial Purchaser and indemnified parties referred to in Section 9 hereof. The respective agreements, covenants, and indemnities set forth in Sections 7, 9, 10, 12 and 13 hereof shall remain in full force and effect, regardless of any termination of this Agreement.

13. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchaser by notice to the Company given in the event that (x) the Company has failed, refused or been unable to satisfy all conditions and obligations on its part to be performed or satisfied hereunder on or prior to the Closing Date or (y) if, at or prior to the Closing Date or at or prior to the Additional Closing Date, as the case may be:

(i) any domestic or international event or act or occurrence has materially disrupted, or in the reasonable opinion of the Initial Purchaser will in the immediate future materially disrupt, the market for the Company’s securities or securities in general;

(ii) trading on the New York Stock Exchange, the NYSE Amex Equities, or the NASDAQ shall have been suspended or made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange, the NYSE MKT, or the NASDAQ or by order of the Commission or other regulatory body or governmental authority having jurisdiction;

(iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred;

(iv) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States, or

(B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Initial Purchaser, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Shares on the terms and in the manner contemplated by the Offering Circular.

(b) Subject to paragraph (c) below, termination of this Agreement pursuant to this Section 13 shall be without liability of any party to any other party except as provided in Section 12 hereof.

(c) If this Agreement shall be terminated, or if the sale of the Shares provided for herein is not consummated, because any condition to the obligations of the Initial Purchaser set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Initial Purchaser, reimburse the Initial Purchaser for all out-of-pocket expenses (including the reasonable fees and the expenses of their counsel), incurred by the Initial Purchaser in connection herewith.

14. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchaser, shall be hand delivered, facsimiled, mailed by first-class mail, or couriered by next-day air courier and confirmed in writing to the Initial Purchaser c/o Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, Attention: John Critchlow, facsimile number: (727) 567-8247 and with a copy to Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104-0050, Attention: Anna Pinedo, facsimile number: (212) 468-7900. If sent to the Company, shall be delivered, mailed, couriered or telecopied and confirmed in writing, to Iridium Communications Inc., 1750 Tysons Boulevard, Suite 1400, McLean, Virginia 22102, Attention General Counsel, facsimile (703) 287-7425, with a copy to: Cooley, LLP, 11951 Freedom Drive, Reston, Virginia, 20190, Attention: Brent Siler, facsimile number (703) 456-8100.

15. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser and the Company and their respective successors, permitted assigns and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchaser contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company, its officers, employees and agents and any person or persons who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Shares from the Initial Purchaser will be deemed a successor or an assign because of such purchase. Prior to the closing on the Closing Date, no party may assign this Agreement or any of its rights hereunder without the prior written consent of the other party or parties.

16. No Waiver; Modifications in Writing. No failure or delay on the part of the Company or the Initial Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Initial Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company or the Initial Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof; provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company and the Initial Purchaser. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Initial Purchaser from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

17. Information Supplied by the Initial Purchaser. The statements set forth in the tenth and eleventh paragraphs in the Offering Circular under the heading “Plan of Distribution” constitute the only information furnished by the Initial Purchaser to the Company for purposes of Sections 2(a), 9(a) and 9(b) hereof.

18. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements, representations, warranties, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof.

19. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Initial Purchaser.

Very truly yours,

IRIDIUM COMMUNICATIONS, INC.

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

RAYMOND JAMES & ASSOCIATES, INC.

By:	/s/ Kenneth M. Nelson
Name: Kenneth M. Nelson
Title: SMD

Schedule I

FINAL TERM SHEET

Pricing Term Sheet – Iridium Communications Inc.

$100,000,000

7.00% Series A Cumulative Perpetual Convertible Preferred Stock

The information in this pricing term sheet supplements the preliminary offering circular, dated September 20, 2012 (the “Preliminary Offering Circular”), of Iridium Communications Inc. (“Iridium” or the “Company”), and supersedes the information in the Preliminary Offering Circular to the extent inconsistent with the information in the Preliminary Offering Circular. In all other respects, this term sheet is qualified in its entirety by reference to the Preliminary Offering Circular. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Offering Circular.

Issuer:	Iridium Communications Inc.

Ticker Symbol (Exchange):	IRDM (NASDAQ Global Select Market)

Offering Type:	144A and Regulation S

Title of Securities:	7.00% Series A Cumulative Perpetual Convertible Preferred Stock (the “series A preferred stock”)

Securities Offered:	1,000,000

Term:	Perpetual

Liquidation Preference per Share:	$100

Dividend Rate (cumulative):	7.00% per annum (payable quarterly)

Issue Price:	100% of liquidation preference

Reference Price:	$7.86 (closing price on September 27, 2012)

Initial Conversion Rate:	10.6022 shares of Iridium common stock for each share of series A preferred stock (equivalent to an initial conversion price of approximately $9.43 per share)

Conversion Premium:	20% above the reference price

Conversion Right:	Holders may convert some or all of their outstanding shares of series A preferred stock at the initial conversion rate (subject to adjustment).

Company Conversion Option:	The Company may not convert the shares of series A preferred stock prior to October 3, 2017. On or after October 3, 2017, the Company may, at its option, convert some or all of the series A preferred stock into that number of shares of common stock that are issuable at the then-applicable conversion rate; provided that (i) the daily volume-weighted average price of Iridium’s common stock equals or exceeds 130% of the then-applicable conversion price per share of the series A preferred stock for at least 20 trading days in a period of 30 consecutive trading days (including the last trading day of such period) ending on the trading day immediately prior to the issuance of notice of the exercise of Iridium’s conversion option, and (ii) on or prior to the effective date of the conversion, Iridium has either declared and paid, or declared and set apart for payment, any unpaid dividends that are in arrears on the series A preferred stock.

Special Rights of Series A Preferred Stock upon a Fundamental Change:	On or prior to October 3, 2017, in the event of a fundamental change, holders may convert some or all of their series A preferred stock into the greater of (i) a number of shares of common stock at the then-applicable conversion rate plus a make-whole premium, if any, and (ii) a number of shares of common stock equal to the lesser of (a) the liquidation preference divided by the Market Value (as defined in the Preliminary Offering Circular) of the Common Stock on the effective date of such fundamental change and (b) 25.4453 (subject to adjustment); provided that the number of shares issuable upon conversion will not exceed 19.9% of Iridium’s outstanding common stock at the time of this offering unless Iridium has obtained shareholder approval in accordance with the rules of The NASDAQ Global Select Market. In certain circumstances, Iridium may, at its option, elect to cash settle any conversions in connection with a fundamental change.

Fundamental Change Optional Redemption:	If a holder of series A preferred stock chooses not to exercise its special conversion right in connection with a fundamental change as described above, Iridium will have the option to redeem the series A preferred stock, in whole but not in part, within 90 days after the last day of the related fundamental change conversion period for cash at $100 per share, plus accrued and unpaid dividends (whether or not earned or declared) to, but not including, the redemption date.

Listing:	The Company has agreed with the initial purchaser that it will use commercially reasonable efforts to list the series A preferred stock on the NASDAQ Global Select Market promptly following the date that is six months after the Settlement Date, although there can be no assurance that the NASDAQ Global Select Market will permit the series A preferred stock to be so listed.

Use of Proceeds:	To help fund the construction and deployment of Iridium NEXT, Iridium’s next-generation satellite constellation, and for other general corporate purposes.

Dividend Payment Dates:	March 15, June 15, September 15 and December 15, commencing December 15, 2012

Trade Date:	September 28, 2012

Settlement Date:	October 3, 2012

144A CUSIP/ISIN:	46269C300/US46269C3007

Regulation S CUSIP/ISIN:	U45979108/USU459791088

Book-Running Manager:	Raymond James & Associates, Inc.

Adjustment to Conversion Rate upon a Make-Whole Adjustment Event:

The following table sets forth the stock price paid, or deemed paid, per share of our common stock in a transaction that constitutes a fundamental change, the effective date and the make-whole premium (expressed as the number of additional shares of common stock that will be added to the conversion rate) to be paid upon a conversion in connection with the fundamental change:

	Stock Price
Effective Date	$7.86	$8.00	$8.50	$9.00	$9.50	$10.00	$12.50	$15.00	$20.00
October 3, 2012	2.1250	2.0760	1.9120	1.7690	1.6420	1.5290	1.1100	0.8400	0.5150
October 3, 2013	1.9570	1.9090	1.7540	1.6190	1.5000	1.3950	1.0120	0.7690	0.4760
October 3, 2014	1.7470	1.7010	1.5520	1.4230	1.3120	1.2150	0.8720	0.6630	0.4160
October 3, 2015	1.5120	1.4650	1.3160	1.1890	1.0810	0.9890	0.6810	0.5130	0.3270
October 3, 2016	1.2950	1.2440	1.0820	0.9440	0.8270	0.7280	0.4290	0.3050	0.1970
October 3, 2017	1.1880	1.1340	0.9550	0.7930	0.6440	0.5090	0.0420	0.0000	0.0000

The exact stock prices and effective dates may not be set forth in the table above, in which case if the stock price is:

•

between two stock price amounts in the table or the effective date is between two effective dates in the table, the number of additional shares will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock prices and the earlier and later effective dates, as applicable, based on a 365-day year;

•	in excess of $20.00 per share (subject to adjustment), no additional shares will be issued upon conversion; and

•	less than $7.86 per share (subject to adjustment), no additional shares will be issued upon conversion.

In any event, the maximum conversion rate will not exceed 12.7272.

GENERAL

The shares of series A preferred stock and the shares of common stock issuable upon conversion of the series A preferred stock (together, the “Securities”) have not been and will not be registered under the Securities Act or any state securities laws and may not be offered in the United States, except that the Securities may be offered and sold to Qualified Institutional Buyers exclusively in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A and to other qualified investors in reliance on Regulation S under the Securities Act.

The Securities have not been approved or disapproved by the Securities and Exchange Commission or by any state securities commission or regulatory authority, nor have the foregoing authorities passed on the accuracy or adequacy of the attached documents. Any representation to the contrary is a criminal offense.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities of Iridium Communications Inc., nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Copies of the Final Offering Circular can be obtained from your Raymond James sales representative.

This message is intended solely for the benefit of the initial recipient. No retransmission, copying or distribution is permitted.

Schedule II

ISSUER WRITTEN COMMUNICATIONS

1. Final Term Sheet, dated September 28, 2012, relating to the Shares and the Conversion Shares, as set forth on Schedule I hereto.

Schedule III

Initial Purchaser	Number of Shares

Raymond James & Associates, Inc.	1,000,000

Total	1,000,000

Schedule IV

Lock Up Signatories

Officers and Directors

Matthew J. Desch

Thomas J. Fitzpatrick

Thomas D. Hickey

Gregory C. Ewert

John M. Roddy

Scott Scheimreif

Don L. Thoma

S. Scott Smith

Robert H. Niehaus

J. Darrel Barros

Scott L. Bok

Thomas C. Canfield

Peter M. Dawkins

Alvin B. Krongard

Eric T. Olson

Steven B. Pfeiffer

Parker W. Rush

Major Shareholders

Baralonco Limited

Greenhill & Co. Europe Holdings Ltd.

Greenhill & Co., Inc.

Exhibit A

Subsidiary	Jurisdiction of Incorporation
Iridium Blocker-B Inc.	Delaware

Syncom-Iridium Holdings Corp.	Delaware

Iridium Holdings LLC	Delaware

Iridium Satellite LLC	Delaware

Iridium Constellation LLC	Delaware

Iridium Government Services LLC	Delaware

Iridium Carrier Holdings LLC	Delaware

Iridium Carrier Services LLC	Delaware

Aireon LLC	Delaware

EXHIBIT B

FORM OF LOCK-UP LETTER

September 28, 2012

Raymond James & Associates, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

Ladies and Gentlemen:

The undersigned understands that Iridium Communications Inc. (the “Company”) proposes to enter into a Purchase Agreement (the “Purchase Agreement”) with Raymond James & Associates, Inc. (the “Initial Purchaser”), providing for the sale by the Company of 1,000,000 shares of Cumulative Perpetual Convertible Preferred Stock, Series A, of the Company (the “Preferred Stock”) to the Initial Purchaser (the “Offering”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

In consideration of the Initial Purchaser’s agreement as set forth in the Purchase Agreement, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Initial Purchaser, the undersigned will not, during the period ending 90 days after the date of the final offering circular (the “Offering Circular”) relating to the Offering under the Purchase Agreement (such period, the “Lock-Up Period”), directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or lend or otherwise dispose of or transfer any common stock, par value $0.001, of the Company (the “Common Stock”) or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap, agreement or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of the Initial Purchaser:

(A)	as a bona fide gift or gifts;

(B)	to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

(C)	in the case of a natural person, the transfer of any or all of the Lock-Up Securities owned by the undersigned, either during his or her lifetime or on death, by will or intestate succession to a member of the immediate family of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; or

(D)	in the case of a non-natural person, distributions of any or all of the Lock-Up Securities held by the undersigned to general or limited partners or stockholders or members of the undersigned;

provided that (1) the Initial Purchaser receives a signed lock-up agreement for the balance of the Lock-Up Period from each donee or trustee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers.

In addition, the undersigned agrees that, without the prior written consent of the Initial Purchaser, it will not, during the Lock Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

Furthermore, during the Lock-Up Period, the undersigned may sell shares of Common Stock purchased by the undersigned on the open market following the Offering if and only if (i) such sales are not required to be reported in any public report or filing with the Securities Exchange Commission, or otherwise, and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

Notwithstanding the foregoing restrictions, the Initial Purchaser agrees that the undersigned may establish a trading plan under Exchange Act Rule 10b5-1 during the Company’s next permitted insider trading window period pursuant to the Company’s insider trading policy; provided that (i) the trading plan terms specifically provide for sales transactions to commence only after the expiration of the Lock-up Period, and (ii) no public announcement is made of the establishment of such trading plan.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this lock-up agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this lock-up agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Purchase Agreement does not become effective prior to October 15, 2012, or if the Purchaser Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Preferred Stock to be sold thereunder, the undersigned shall be released from, all obligations under this lock-up agreement. The undersigned understands that the Initial Purchaser are entering into the Purchase Agreement and proceeding with the sales pursuant to the Purchase Agreement in reliance upon this lock-up agreement.

This lock-up agreement and any claim, controversy or dispute arising under or related to this lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

[NAME OF SHAREHOLDER]

By:

Name:
Title: